                           VAN KAMPEN HIGH YIELD FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                      SEPTEMBER 1, 2007 - FEBRUARY 29, 2008

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
                                                            AMOUNT OF    % OF
                                 OFFERING       TOTAL        SHARES    OFFERING   % OF FUNDS
 SECURITY   PURCHASE/   SIZE OF  PRICE OF     AMOUNT OF     PURCHASED  PURCHASED     TOTAL                PURCHASED
PURCHASED  TRADE DATE  OFFERING   SHARES       OFFERING      BY FUND    BY FUND     ASSETS     BROKERS      FROM
--------------------------------------------------------------------------------------------------------------------
                                                                                              Banc of
                                                                                              America
 Washing    10/18/07      --      $100.00  $1,000,000,000  $2,200,000    0.22%        0.4%    Securiti     Goldman
   ton                                                                                         es LLC,      Sachs
 Mutual                                                                                        Lehman
 Preferr                                                                                      Brothers
 ed Fund                                                                                         and
 9.750%                                                                                        Morgan
   due                                                                                         Stanley
12/31/2049

                                                                                              Goldman,
                                                                                               Sachs &
  Texas     10/24/07      --      $100.00  $3,000,000,000  $2,660,000    0.09%       0.49%      Co.,       Goldman
 Competi                                                                                       Morgan       Sachs
  tive                                                                                         Stanley
 Electric                                                                                       & Co.
 Holdings                                                                                     Incorpor
 Company                                                                                        ated,
   LLC                                                                                        Citigroup
 10.25%                                                                                        Global
  due                                                                                          Markets
11/1/2015                                                                                       Inc.,
                                                                                               Credit
                                                                                               Suisse
                                                                                              Securiti
                                                                                              es (USA)
                                                                                                LLC,
                                                                                              JPMorgan
                                                                                              Securiti
                                                                                               es Inc.
                                                                                                 and
                                                                                               Lehman
                                                                                              Brothers
                                                                                                Inc.

                                                                                               Lehman
                                                                                              Brothers,
 Freddie    11/29/07      --      $ 25.00  $  240,000,000    $22,825     0.01%       0.05%    Goldman,     Lehman
 Mac PFD                                                                                      Goldman,     Brothers
 8.375%                                                                                        Sachs &
                                                                                                Co.,
                                                                                                Bear,
                                                                                               Stearns
                                                                                                & Co.
                                                                                                Inc.,
                                                                                               Banc of
                                                                                               America
                                                                                              Securiti
                                                                                               es LLC,
                                                                                                Citi,
                                                                                               Credit
                                                                                               Suisse,
                                                                                              Deutsche
                                                                                                Bank
                                                                                              Securiti
                                                                                                 es,
                                                                                               Morgan
                                                                                               Stanley
                                                                                               and UBS
                                                                                              Investme
                                                                                               nt Bank

                                                                                               Goldman,
                                                                                               Sachs &
  Texas     11/29/07      --      $ 95.00  $2,000,000,000  $2,165,000    0.11%       0.39%      Co.,       Goldman
 Competi                                                                                       Morgan       Sachs
  tive                                                                                         Stanley
 Electric                                                                                       & Co.
 Holdings                                                                                     Incorpor
 Company                                                                                        ated,
   LLC                                                                                        Citigrou
 10.25%                                                                                       p Global
   due                                                                                         Markets
 11/1/20                                                                                        Inc.,
   15                                                                                          Credit
 Series B                                                                                      Suisse
                                                                                              Securiti
                                                                                              es (USA)
                                                                                                LLC,
                                                                                              JPMorgan
                                                                                              Securiti
                                                                                               es Inc.
                                                                                                 and
                                                                                               Lehman
                                                                                              Brothers
                                                                                                Inc.
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